497(e)
                                                                       333-96177


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AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 10, 2004 TO THE MAY 1, 2004 PROSPECTUS FOR THE EQUITABLE ACCUMULATOR(R) ADVISOR(SM)
--------------------------------------------------------------------------------

This Supplement is for the Accumulator(R) Advisor(SM) product that is distributed through AXA Advisors, LLC, and modifies certain information in the above-referenced Prospectus and Supplements to Prospectus and Statement of Additional Information, dated May 1, 2004 as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

Please note the following information:


CHANGES OF OWNERSHIP

1. For NQ contracts only, in "Determining your contract's value," under "Termination of your contract," the following paragraph is added after the first paragraph in this section:

     Subject to regulatory approval, if you elected the Guaranteed minimum death benefit (the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However the Benefit will not terminate if the ownership of the contract is transferred to: (i) a family member (as defined in the contract), (ii) a trust created for the benefit of a family member or members, (iii) a trust qualified under section 501(c) of the Internal Revenue Code or (iv) a successor by operation of law, such as an executor or guardian. Please speak with your financial professional for further information.

2. In "Contract features and benefits," under "Guaranteed minimum death benefit," the following paragraph is added after the first paragraph in this section:

     If you elect the Guaranteed minimum death benefit option and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. See "Determining your contract's value," under "Termination of your contract," later in this Prospectus for more information.




                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

IM-04-27 Supp (11/04)                                     Catalog# 134594(12/04)
Accum Advisor/New Biz/Agent only                                          x00899